UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 2009



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                0-22446                                95-3015862
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       (Commission File Number)              (IRS Employer Identification No.)


    495A South Fairview Avenue, Goleta, California             93117
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       (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code        (805) 967-7611
                                                    ----------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Change of Control and Severance Agreements
----------------------------------------------

     On December 16, 2009, the Compensation and Management Development Committee of the Board of Directors (the "Compensation Committee") of Deckers Outdoor Corporation (the "Company") approved Change of Control and Severance Agreements (the "Severance Agreement") with each of the following executive officers of the
Company: Angel Martinez, Zohar Ziv, Thomas George, Constance Rishwain and Colin Clark (collectively, the "Executives"). The Severance Agreements will replace all previously entered into employment agreements with each of the Executives which expire pursuant to their terms on December 31, 2009. The purpose of the Severance Agreements is to reward, retain and incentivize the Executives.

     The Severance Agreements will be effective January 1, 2010. Each Executive's employment with the Company is "at will" and the term of the Severance Agreements shall continue, unless sooner terminated. All Executives, except Mr. Martinez, report to the Company's President and Chief Executive Officer. Mr. Martinez will report to the Company's Board of Directors. The Severance Agreements include the annual base salary to which the Executives will be entitled and such annual base salary may be increased, if at all, only after review. The Executives will also be eligible to receive a targeted annual bonus based on performance criteria established annually by the Compensation Committee. The Executives may also be granted options to purchase shares of Company Common Stock or restricted stock units and such grants must be approved by the Compensation Committee. The following table sets forth the name, title and base salary for each of the Executives entering into a Severance Agreement.

     -------------------------------------------------------------------------------------------------
                                                                                     Base Salary
                                                                                 Effective January 1,
                Name                                Title                               2010
     -------------------------------------------------------------------------------------------------
     Angel Martinez                President & Chief Executive Officer          $950,000
     -------------------------------------------------------------------------------------------------
     Zohar Ziv                     Chief Operating Officer                      $500,000
     -------------------------------------------------------------------------------------------------
     Thomas George                 Chief Financial Officer                      $350,000
     -------------------------------------------------------------------------------------------------
     Constance Rishwain            President of the UGG and Simple Divisions    $400,000
     -------------------------------------------------------------------------------------------------
     Colin Clark                   Senior Vice President, International         $275,000
     -------------------------------------------------------------------------------------------------

Mr. Martinez, Mr. Ziv and Mr. George will also be insured under the Company's directors and officers insurance and will be provided the Company's standard indemnification agreement. The Executives will also receive the normal fringe benefits available to other senior executives and will be entitled to severance pay under the circumstances described below.

     If the Executive is terminated by the Company for Cause, or if the Executive terminates his or her employment other than for Good Reason, the Executive will be entitled to payment of the Executive's accrued base salary, payment for the Executive's accrued vacation, reimbursement for certain expenses, receipt of accrued and vested benefits under the Company's plans or programs and other benefits required to be paid by law, payment of any accrued but unpaid incentive bonus for the prior fiscal year (excluding any incentive bonus for the year of termination) and the right to exercise all vested unexercised stock options and warrants outstanding as of the termination date. If the Executive is terminated by the Company due to the Executive's death or total disability, then in addition to those rights described in the first sentence of this paragraph, such Executive shall be entitled to payment of the unpaid pro-rated portion of the Executive's incentive bonus for the current fiscal year based on actual length of service during the year of termination. If the Executive is terminated by the Company without Cause or the Executive terminates his or her employment for Good Reason, then in addition to those rights described in the first two sentences of this paragraph, then, subject to such Executive signing a release, the Executive will be entitled to payment of the Executive's base salary for twelve months following the Executive's termination, plus receipt of health benefits for a period of twelve months following the Executive's termination or the Executive's attainment of alternative employment that provides health benefits, whichever is earlier. If within two years of a Change of Control of the Company either Mr. George, Ms. Rishwain or Mr. Clark is terminated without Cause or if such Executive terminates for Good Reason, then in addition to those rights described in the first two sentences of this paragraph and subject to signing a release, such Executives will be entitled to (i) one and one-half times the Executive's annual base salary, (ii) the greater of one and one-half times the targeted incentive bonus immediately prior to the termination or one and one-half times the average actual incentive bonus for the previous three years, and (iii) continued health benefits for a period of eighteen months following the Executive's termination or the Executive's attainment of alternative employment that provides health benefits, whichever is earlier. If within two years of a Change of Control of the Company either Mr. Martinez or Mr. Ziv is terminated without Cause or if he terminates for Good Reason, then in addition to those rights described in the first two sentences of this paragraph and subject to signing a release, such Executives will be entitled to (i) two times his annual base salary, and (ii) the greater of two times the targeted incentive bonus immediately prior to the termination or two times the average actual incentive bonus for the previous three years. In addition, Mr. Martinez will receive continued health benefits for a period of twenty-four months following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier and Mr. Ziv will receive continued health benefits for a period of twelve months following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier.

     As used in the Severance Agreements, (1) "Cause" means (i) any willful breach of duty by the Executive in the course of the Executive's employment or continued violation of written Company employment policies after written notice of such violation, (ii) violation of the Company's insider trading policies,
(iii) conviction of a felony or any crime involving fraud, theft, embezzlement, dishonesty or moral turpitude, (iv) engaging in activities which materially defame the Company, or engaging in conduct which is materially injurious to the Company or its affiliates, or any of their respective customer or supplier relationships, financially or otherwise, or (v) the Executive's gross negligence or continued failure to perform the Executive's duties or the Executive's continued incapacity to perform such duties, (2) "Good Reason" means, without the consent of the Executive, the occurrence of a material breach of the Severance Agreement by the Company, or, if within two years of a Change of Control, there is a material reduction of the Executive's total compensation, benefits, and perquisites, the Company's relocation is greater than 50 miles from the location where the Executive performs services, or a material change in the Executive's position or duties; provided, however, no such event shall constitute "Good Reason" unless the Executive shall have given written notice to the Company of his or her intent to resign for "Good Reason" within 30 days after the Executive first becomes aware of the occurrence of any such event and such event shall not have been cured within 30 days of the Company's receipt of such notice, and (3) "Change of Control" means if there is a merger, consolidation, sale of all or a major portion of the assets of the Company (or a successor organization) or similar transaction or circumstance where any person or group acquires, in one or more transactions, beneficial ownership of more than 50% of the outstanding shares of any class of voting stock of the Company (or a successor organization).

     The description of the Severance Agreements set forth above is qualified in its entirety by reference to the actual terms of the Severance Agreements. Each Severance Agreement is identical in form except for the name and position of the Executive, the person each Executive reports to, the annual base salary amount, provision of directors and officers insurance, and the severance amounts upon a Change of Control of the Company and either the Executive is terminated without Cause or the Executive terminates for Good Reason, all as described above. The form of Severance Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Deferred Compensation Plan
--------------------------

     On December 16, 2009, the Compensation Committee adopted and approved the Deckers Outdoor Corporation Deferred Compensation Plan (the "Plan"). The Plan is an unfunded, nonqualified deferred compensation program sponsored by the Company to provide certain of its management or highly compensated employees designated by the Company's Board of Directors (or a committee appointed by the Board to administer the Plan) the opportunity to defer compensation into the Plan. The effective date for the Plan for the first year will be February 1, 2010, and thereafter the plan year will be from January 1 to December 31.

     Participants may defer up to 50% of their annual base salary and up to 95% of any performance bonus to the Plan. In the discretion of the Board of Directors (or a committee appointed by the Board to administer the Plan), the Company may make additional contributions to be credited to the account of any or all participants in the Plan. Such contributions by the Company will be determined annually in the fourth quarter of each fiscal year. All contributions by the Company and the participant are immediately fully vested.

     Under the terms of the Plan, the Company may establish a trust as a reserve for the benefits payable under the Plan. Distributions from the Plan are governed by the Internal Revenue Code and the Plan.

     The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the agreement, a copy of which is filed as Exhibit 10.2, and incorporated by reference.


Item 9.01.    Financial Statements and Exhibits.

        (d) Exhibits.

                Exhibit No.    Description
              --------------  --------------------------------------------------
                   10.1        Form of Change of Control and Severance Agreement
                                with Deckers Outdoor Corporation
              --------------  --------------------------------------------------
                   10.2        Deckers Outdoor Corporation Nonqualified Deferred
                                Compensation Plan
              --------------  --------------------------------------------------

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Deckers Outdoor Corporation

     Date: December 21, 2009           /s/ Thomas George
                                       -----------------
                                       Thomas George
                                       Chief Financial Officer